CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	09-01-2006	03-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Principal Amount: $4,500,000.00 **Initial Rate: 10.250%** **Date of Agreement: September 1, 2006**

DESCRIPTION OF EXISTING INDEBTEDNESS. A $4,500,000.00 commercial loan (the "Loan"), evidenced by a Promissory Note dated August 29, 2002, as modified by Change in Terms Agreements dated Septemer 1, 2004 and March 1, 2006 (collectively, the "Note"), providing for payments of interest only commencing on September 1, 2002 and continuing on the first day of each month thereafter until DEMAND for payment or September 1, 2006 (the "Fourth Extended Maturity Date"), whichever comes sooner, when the entire outstanding balance of principal, accrued and unpaid interest, and charges and fees, if any, shall be due and payable in full. Interest shall accrue on the unpaid principal at the floating rate of the Wall Street Journal Prime Rate (the "Index," as more particularly described hereunder), plus 2.000 percent per annum, except that the rate of interest will never be less than 7.500 percent per annum (the "Interest Rate Floor").

DESCRIPTION OF COLLATERAL. Mortgages dated August 29, 2002 on all that land and premises in the Township of Kearney, County of Hudson, and State of New Jersey, commonly known as 160 Passaic Avenue and appearing as Lot 7A, Block 22A on the Tax Map of Kearney Township, and commonly known as 196-230 Passaic Avenue and appearing as Lot 8, Block 15 on the Tax Map of Kearney Township; all Inventory, Chattel Paper, Accounts, Equipment, General Intangibles and Fixtures of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC; and all obligations of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC to DVL, Inc.

DESCRIPTION OF CHANGE IN TERMS. 1. The Maturity Date shall be extended to March 1, 2007 ("Fifth Extended Maturity Date"). 2. In addition to such other fees and costs pertaining to the Loan as Borrower has agreed to pay, Borrower shall be responsible for the payment all fees and costs related to the documentation and perfection of the collateral interest securing the repayment of the Loan, if any, including but not limited to recording and filing fees, search fees, appraisal and environmental survey fees, the fees of service providers, and shipping or mailing fees. Thereafter, Borrower shall be responsible for all such fees and costs related to the continuation of the collateral interest. Upon the termination of the collateral interest, Borrower shall be responsible for the payment of all such fees and costs pertaining to the release of the collateral interest, in addition to administrative fees charged by Lender. All such expenditures incurred by Lender for such purposes will bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by the Borrower. All such expenses will become part of the Indebtedness and, at Lender's option, will (a) be payable on Demand, (b) added to the balance of the Note and repaid in accordance with the terms of the Note, or (c) treated as an additional sum to be paid upon the maturity of the Note. Such rights shall be in addition to all other rights and remedies which Lender may be entitled to on Default. Upon the satisfaction of the Loan in the regular course of business, Lender shall be entitled to administrative costs, which shall be at least $250.00, in addition to the outstanding balance of principal, accrued and unpaid interest, and other costs and fees, if any. 3. As a condition of the Third Extended Maturity Date, the Borrower shall pay Lender a Loan Fee of $22,500.00.

PROMISE TO PAY. Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC ("Borrower") jointly and severally promise to pay to Pennsylvania Business Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million Five Hundred Thousand & 00/100 Dollars ($4,500,000.00), together with interest on the unpaid principal balance from September 1, 2006, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

> **Borrower shall make payments of interest only commencing on September 1, 2006 and continuing on the first day of each month thereafter until DEMAND for payment or March 1, 2007 (the "Fifth Extended Maturity Date"), when the entire outstanding balance of principal, accrued and unpaid interest, and charges and fees, if any, shall be due and payable in full.**

Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. Interest on this loan is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. **Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an index which is the Prime Rate for large money center banks published daily in the Money Rates Section of the Wall Street Journal (Eastern Edition) (the "Index"). The Index is called the "Wall Street Journal Prime Rate" and is not necessarily the lowest rate charged its customers by Lender. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each each time a Prime Rate Change is announced. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 8.250% per annum.** The interest rate to be applied to the unpaid principal balance during this loan will be at a rate of 2.000 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 10.250% per annum. NOTICE: Under no circumstances will the interest rate on this loan be less than 7.500% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Pennsylvania Business Bank, 1819 John F. Kennedy Boulevard, Suite 210, Philadelphia, PA 19103.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **10.000% of the unpaid portion of the regularly scheduled payment or $20.00, whichever is greater.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. If judgment is entered in connection with this Agreement, interest will continue to accrue after the date of judgment at the rate in effect at the time judgment is entered. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Agreement, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Philadelphia County, Commonwealth of Pennsylvania.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $50.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Agreement is secured by Mortgages dated August 29, 2002 on all that land and premises in the Township of Kearney, County of Hudson, and State of New Jersey, commonly known as 160 Passaic Avenue and appearing as Lot 7A, Block 22A on the Tax Map of Kearney Township, and commonly known as 196-230 Passaic Avenue and appearing as Lot 8, Block 15 on the Tax Map of Kearney Township; all Inventory, Chattel Paper, Accounts, Equipment, General Intangibles and Fixtures of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC; and all obligations of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC to DVL, Inc.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

DEFINITION OF PRIME OR INDEX RATE. Pennsylvania Business Bank uses the Prime Rate of money center banks as published daily in the Wall Street Journal (Eastern Edition) or, if the Wall Street Journal no longer publishes the Prime Rate, a published index as selected by Lender.

CALCULATION OF INTEREST CHARGES. Any language herein to the contrary notwithstanding, all interest charges will be calculated based on a year of three hundred and sixty (360) days. Interest (finance charges) calculated for portions of a year will be calculated on a formula using 365 as the numerator and 360 as the denominator (i.e., 365/360).

WARRANT OF ATTORNEY TO CONFESS JUDGMENT. BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON ANY OF THE INDEBTEDNESS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO FIFTEEN PERCENT (15.000%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES, WITH THE ACTUAL AMOUNT OF ATTORNEYS' AND COSTS TO BE DETERMINED IN ACCORDANCE WITH THE SECTION OF THIS NOTE ENTITLED "PAYMENT OF COSTS AND ATTORNEY'S FEES." TO THE EXTENT PERMITTED BY LAW, BORROWER: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT ANY REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS NOTE SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY PART OR ALL OF THE INDEBTEDNESS, AS PROVIDED FOR HEREIN, IF DO SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

INTEREST RATE INCREASE FOR FAILURE TO PROVIDE FINANCIAL INFORMATION. The Borrower, any Guarantor, and all co-signers and other persons, however designated, that are obligated, directly or indirectly, on the Loan or Indebtedness, must provide Financial Statements to the Lender as provided in the Business Loan Agreement, Promissory Note, or in any Commercial Guaranty or Related Documents, and such additional information as Lender may request from time to time (the "Financial Information"). If the required Financial Information is not received from each and every person obligated on the Loan or Indebtedness in a timely manner, Lender shall send a request for such Financial Information as it desires to the Borrower (the "Notice"). If the Financial Information requested is not received within ten (10) days of the date of the Notice: (i) the interest rate upon the Loan or Indebtedness shall increase by 2% per annum beginning on the 11th day after the date of the Notice and such increase in rate shall continue to apply until the first payment date of the first month after the Financial Information is provided; and (ii) the timely failure to comply with the Lender's request shall constitute an Event of Default. However, in appropriate circumstances as determined in the sole discretion of the Lender, such increase in rate may be rescinded or modified. The fact that the rate is increased shall not constitute a waiver by the Lender of the Event of Default and shall not prevent Lender from further increasing the rate of interest, as provided in the Note or Credit Agreement upon default.

PAYMENT OF COSTS AND ATTORNEY'S FEES. Borrower shall be liable, and shall reimburse Lender on demand, for all attorneys' fees, costs and expenses incurred by Lender in the event that Lender engages an attorney to represent it in connection with (1) any alleged default by any Borrower, Guarantor, or Grantor under the Note and Related Documents issued in connection with or arising out of any of the Indebtedness or any other obligation between any Borrower, Guarantor, or Grantor; (2) the enforcement of any of the Lender's rights and remedies under the Note and Related Documents or any agreement or document evidencing any obligation of any Borrower, Guarantor, or Grantor; (3) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against any Borrower, Guarantor, or Grantor; and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Note and Related Documents, the Indebtedness or any other obligation of any Borrower, Guarantor, or Grantor to Lender. Borrower shall also be liable and shall reimburse Lender on demand for all other costs and expenses (including without limitation attorney's fees) incurred by Lender in connection with the collection, preservation and/or liquidation of any collateral security for any of the Indebtedness and/or in the enforcement of the obligations of any Borrower, Guarantor, or Grantor under the Note or Related Documents or any other agreement or document.

CLOSING, RECORDING, AND CONTINUATION COSTS AND FEES; ADMINSTRATIVE COSTS UPON LOAN SATISFACTION. In addition to such other fees and costs pertaining to the Loan as Borrower has agreed to pay, Borrower shall be responsible for the payment all fees and costs related to the documentation and perfection of the collateral interest securing the repayment of the Loan, if any, including but not limited to recording and filing fees, search fees, appraisal and environmental survey fees, the fees of service providers, and shipping or mailing fees. Thereafter, Borrower shall be responsible for all such fees and costs related to the continuation of the collateral interest. Upon the termination of the collateral interest, Borrower shall be responsible for the payment of all such fees and costs pertaining to the release of the collateral interest, in addition to administrative fees charged by Lender. All such expenditures incurred by Lender for such purposes will bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by the Borrower. All such expenses will become part of the Indebtedness and, at Lender's option, will (a) be payable on Demand, (b) added to the balance of the Note and repaid in accordance with the terms of the Note, or (c) treated as an additional sum to be paid upon the maturity of the Note. Such rights shall be in addition to all other rights and remedies which Lender may be entitled to on Default. Upon the satisfaction of the Loan in the regular course of business, Lender shall be entitled to administrative costs, which shall be at least $250.00, in addition to the outstanding balance of principal, accrued and unpaid interest, and other costs and fees, if any.

SUCCESSOR INTERESTS. The terms of this Agreement shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Pennsylvania Business Bank 1401 Walnut Street, 4th Floor Philadelphia, PA 19102.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

DEL TOCH LLC

DVL, INC., Managing Member of Del Toch LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

DELBORNE LAND COMPANY LLC

DVL, INC., Managing Member of Delborne Land Company LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

DELBROOK HOLDING LLC

DVL, INC., Managing Member of Delbrook Holding LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

Signed, acknowledged and delivered in the presence of:

X ______________________________
Witness

X ______________________________
Witness